Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25M

FOURTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fourteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.    Customer desires to add and CSG agrees to provide CSG Event Notification Interface ("ENI") pursuant to Section 2 of the Agreement.  Therefore, Schedule C, "Recurring Services," is modified by adding CSG Event Notification Interface (ENI) and by adding the following to the section entitled "RECURRING SERVICES DESCRIPTION":

CSG Event Notification Interface (ENI) - The Event Notification Interface enables ACP to send downstream event notifications for real-time updates, nightly cycle updates, and cycle-generated notifications. Event notification includes activity-based changes to the attributes associated with the following ACP files: Account, Customer, Customer equipment, Equipment inventory, Item, Job, Location, and Order.

2.    Schedule F, "Fees," section titled, "CSG Services, II. Interfaces," shall be modified by adding the following:

G.   Event Notification Interface (ENI)

Description of Item/Unit of Measure	Frequency	Fee
1.Interface Implementation and Startup (Note 1)	*** *******	***** ***** ** $ $****** *** ****
2.Interface development and technical services (Note 2)	*** *******	***** ***** ** $ $****** *** ****
3.Interface certification services for non-supported third party applications (per *************) (Note 3)	*** *******	***** ***** ** $ $****** *** ****
4.Interface Monthly Operations Support (per ***********)	*******	$******

Note 1: Installation and startup services.  All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 2: Interface development and technical services.  Quote relates to interface development services and technical services requested by Customer in relation to the client side integration of Customer’s third party applications.  All interface development services and technical services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Interface certification services for non-supported third party applications.  Any interfaces, accomplished by Customer through any allowable and available ENI API, must be certified by CSG prior to the integration of such interfaces.  All interface certification services and the associated fees shall be set forth in a mutually agreed upon Statement of Work. The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  Any services in relation to the client side integration of third party applications and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Steve Blechschmidt	By: /s/ Michael J. Henderson
Title:	Title: EVP Sales & Marketing
Name: Sr. Dr. CMS	Name: Michael J. Henderson
Date: 7/29/10	Date: 7/30/10